Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2025 Results
Surpassed top end of revenue and profitability guidance for both Broadband and Video
SAN JOSE, California, July 28, 2025 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2025.
“Our team delivered strong second quarter results with revenue and profitability in both our Video and Broadband businesses exceeding the high end of our guidance,” said Nimrod Ben-Natan, president and chief executive officer of Harmonic. “We are seeing further momentum in Video and while we expect Broadband upgrade activity to persist at a moderate pace in 2025, we are beginning to see positive indicators, with improving customer ramp readiness and progress on Unified DOCSIS 4.0, which we expect will turn into tailwinds for us in 2026.”
Q2 Financial and Business Highlights
Financial
•Revenue: $138.0 million, compared to $138.7 million in the prior year period
◦Broadband segment revenue: $86.9 million, compared to $92.9 million in the prior year period
◦Video segment revenue: $51.1 million, compared to $45.8 million in the prior year period
•Gross margin: GAAP 53.5% and Non-GAAP 54.1%, both higher compared to GAAP 52.9% and Non-GAAP 53.1% in the prior year period
◦Broadband segment Non-GAAP gross margin: 46.5% compared to 47.6% in the prior year period
◦Video segment Non-GAAP gross margin: 67.0% compared to 64.4% in the prior year period
•Operating income (loss): GAAP income $3.9 million and Non-GAAP income $13.9 million, compared to GAAP loss $15.6 million and Non-GAAP income $12.2 million in the prior year period
•Net income (loss): GAAP net income $2.9 million and Non-GAAP net income of $10.3 million, compared to GAAP net loss $12.5 million and Non-GAAP net income $9.3 million in the prior year period
•Non-GAAP adjusted EBITDA: $17.0 million compared to $16.1 million in the prior year period
•Net income (loss) per share: GAAP net income per share of $0.03 and Non-GAAP net income per share of $0.09, compared to GAAP net loss per share of $0.11 and Non-GAAP net income per share of $0.08 in the prior year period
•Backlog and deferred revenue of $504.5 million
•Cash: $123.9 million, compared to $45.9 million in the prior year period
•Repurchased approximately 1.6 million shares of common stock for an aggregate amount of $14.0 million
Business
•Commercially deployed our cOSTM solution with 136 customers, serving 35.3 million cable modems
•Won four new broadband customers including two fiber customers
•Announced the introduction of SeaStarTM Optical Node, which redefines broadband connectivity for low density multiple dwelling units
•Recently announced a record-breaking DOCSIS 4.0 demonstration of 14 Gbps downstream across a multi-vendor network at the CableLabs® Interop event
•Record Video SaaS revenue of $15.4 million in Q2 reflects continued growth, especially in sports streaming

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2025	Q1 2025	Q2 2024	Q2 2025	Q1 2025	Q2 2024
	(Unaudited, in millions, except per share data)
Net revenue	$138.0	$133.1	$138.7	*	*	*
Net income (loss)	$2.9	$5.9	$(12.5)	$10.3	$13.4	$9.3
Net income (loss) per share	$0.03	$0.05	$(0.11)	$0.09	$0.11	$0.08

Other Financial Information				Q2 2025	Q1 2025	Q2 2024
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$17.0	$21.1	$16.1
Bookings for the quarter				$158.4	$113.7	$72.4
Backlog and deferred revenue as of quarter end				$504.5	$485.1	$613.1
Cash and cash equivalents as of quarter end				$123.9	$148.7	$45.9
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation" below for a reconciliation to net income (loss), the most comparable GAAP measure.
* Not applicable
Explanations regarding our use of Non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations.”
Financial Guidance

	Q3 2025 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue	$75	$45	$120	$85	$50	$135
Gross margin %			52.5%			53.8%
Gross profit (1)			$63			$73
Tax rate			43%			43%
Net income (loss)			$(4)			$—
Net income (loss) per share			$(0.04)			$—
Shares (2)			113.9			114.7
(1) Includes estimated tariff impacts of approximately $1 million
(2) Diluted shares assumes stock price at $9.13 (Q2 2025 average price).

	Q3 2025 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	45.0%	65.0%	52.5%	46.0%	67.0%	53.8%
Gross profit (2)	$34	$29	$63	$39	$34	$73
Adjusted EBITDA(3)	$5	$2	$7	$9	$5	$14
Tax rate			21%			21%
Net income per share			$0.02			$0.07
Shares (4)			114.7			114.7
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Includes estimated tariff impacts of approximately $1 million
(3) Refer to “Net Income (Loss) to Consolidated Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income (loss), the most comparable GAAP measure.
(4) Diluted shares assumes stock price at $9.13 (Q2 2025 average price).

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, July 28, 2025. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register-conf.media-server.com/register/BIb056948f450247ab97d84d9326ae54f8. A replay will be available after 5:00 p.m. PT on the same website.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to anticipated customer purchases and deployments of our Unified DOCSIS 4.0 solutions and our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, and net income (loss) per diluted share. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: customer concentration and consolidation; loss of one or more key customers; delays or decreases in capital spending in the cable, satellite telco, broadcast and media industries; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the market and technology trends underlying our Broadband and Video businesses will not continue to develop in their current direction or pace; the impact of tariffs and general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOSTM and VOS product solutions; dependence on various broadband and video industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; stock repurchases may not be conducted in the timeframe or in the manner we expect, or at all; and the impact on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2024, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain Non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental Non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These Non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of Non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The Non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of Non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to Non-GAAP results published by other companies. A reconciliation of the historical Non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The Non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our Non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a Non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense related to convertible notes - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the Non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Depreciation - Depreciation expense is excluded from Adjusted EBITDA as this is a non-cash item unrelated to the ordinary course of our business and not reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from Non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives.
Asset impairment and related charges - We exclude asset impairment and related charges due to the nature of such expenses being unusual and arising outside the ordinary course of continuing operations. These costs primarily consist of impairments of fixed assets, right-of-use assets and related leasehold improvements, and other unrecoverable facility costs due to the intended change in use of certain leased space.
Discrete tax items and tax effect of Non-GAAP adjustments - The income tax effect of Non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into Non-GAAP financial measures in order to provide a more meaningful measure of Non-GAAP net income.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	June 27, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$123,918	$101,457
Restricted cash	356	332
Accounts receivable, net of allowances for credit losses of $1,771 and $2,528 as of June 27, 2025 and December 31, 2024, respectively	120,665	178,013
Inventories	71,138	64,004
Prepaid expenses and other current assets	26,780	22,270
Total current assets	342,857	366,076
Property and equipment, net	28,027	26,823
Operating lease right-of-use assets	11,817	12,411
Goodwill	241,718	236,876
Deferred income taxes, net	121,364	121,028
Other non-current assets	37,564	33,292
Total assets	$783,347	$796,506

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	2,694	2,194
Current portion of other borrowings	5,561	4,941
Accounts payable	40,666	35,250
Deferred revenue	51,188	47,069
Operating lease liabilities	5,794	5,675
Other current liabilities	66,306	72,440
Total current liabilities	172,209	167,569
Long-term debt	110,611	112,084
Other borrowings	12,141	8,694
Operating lease liabilities, non-current	14,156	14,727
Other non-current liabilities	27,828	28,174
Total liabilities	336,945	331,248

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 113,389 and 116,735 shares issued and outstanding at June 27, 2025 and December 31, 2024, respectively	113	117
Additional paid-in capital	2,448,446	2,432,733
Accumulated deficit	(1,995,193)	(1,953,495)
Accumulated other comprehensive loss	(6,964)	(14,097)
Total stockholders’ equity	446,402	465,258
Total liabilities and stockholders’ equity	$783,347	$796,506

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 27, 2025	June 28, 2024	June 27, 2025	June 28, 2024
Revenue:
Appliance and integration	$94,067	$94,184	$185,608	$175,779
SaaS and service	43,960	44,556	85,554	85,021
Total net revenue	138,027	138,740	271,162	260,800
Cost of revenue:
Appliance and integration	50,578	50,878	92,242	93,952
SaaS and service	13,656	14,405	26,553	30,310
Total cost of revenue	64,234	65,283	118,795	124,262
Total gross profit	73,793	73,457	152,367	136,538
Operating expenses:
Research and development	29,442	28,784	60,791	59,489
Selling, general and administrative	38,194	39,821	75,292	78,686
Asset impairment and related charges	1,637	9,000	1,637	9,000
Restructuring and related charges	650	11,482	650	14,519
Total operating expenses	69,923	89,087	138,370	161,694
Income (loss) from operations	3,870	(15,630)	13,997	(25,156)
Interest expense, net	(1,253)	(1,424)	(2,727)	(2,147)
Other income, net	359	619	187	330
Income (loss) before income taxes	2,976	(16,435)	11,457	(26,973)
Provision for (benefit from) income taxes	105	(3,903)	2,646	(6,352)
Net income (loss)	$2,871	$(12,532)	$8,811	$(20,621)

Net income (loss) per share:
Basic	$0.03	$(0.11)	$0.08	$(0.18)
Diluted	$0.03	$(0.11)	$0.08	$(0.18)
Weighted average shares outstanding:
Basic	113,392	115,030	114,855	113,705
Diluted	113,493	115,030	115,256	113,705

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	June 27, 2025	June 28, 2024
Cash flows from operating activities:
Net income (loss)	$8,811	$(20,621)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	5,392	6,311
Asset impairment and related charges	1,637	9,000
Stock-based compensation	16,162	13,877
Foreign currency remeasurement	596	2,469
Deferred income taxes, net	(2,718)	(8,897)
Provision for excess and obsolete inventories	1,988	2,152
Other adjustments	(9)	354
Changes in operating assets and liabilities:
Accounts receivable, net	58,067	20,765
Inventories	(6,607)	(3,929)
Prepaid expenses and other assets	(492)	(6,761)
Accounts payable	3,030	(8,680)
Deferred revenues	2,202	6,179
Other liabilities	(16,151)	(7,553)
Net cash provided by operating activities	71,908	4,666
Cash flows from investing activities:
Purchases of property and equipment	(5,672)	(3,856)
Net cash used in investing activities	(5,672)	(3,856)
Cash flows from financing activities:
Proceeds from long-term debt	40,000	115,000
Repayment of convertible debt	—	(115,500)
Repayment of long-term debt and other borrowings	(42,466)	(1,334)
Payments for debt issuance costs	—	(332)
Repurchase of common stock	(50,102)	(30,047)
Proceeds from other borrowings	3,835	—
Proceeds from common stock issued to employees	3,056	3,542
Taxes paid related to net share settlement of equity awards	(3,206)	(6,252)
Net cash used in financing activities	(48,883)	(34,923)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	5,132	(1,391)
Net increase (decrease) in cash and cash equivalents and restricted cash	22,485	(35,504)
Cash and cash equivalents and restricted cash at beginning of period	101,789	84,269
Cash and cash equivalents and restricted cash at end of period	$124,274	$48,765

Cash and cash equivalents and restricted cash at end of period
Cash and cash equivalents	$123,918	$45,850
Restricted cash	356	2,827
Restricted cash included in other non-current assets	—	88
Total cash, cash equivalents and restricted cash as shown in the condensed consolidated statement of cash flows	$124,274	$48,765

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	June 27, 2025	June 28, 2024
Supplemental cash flow disclosure:
Income tax payments, net	$13,764	$11,407
Interest payments, net	$2,715	$1,895
Supplemental schedule of non-cash investing activities:
Capital expenditures incurred but not yet paid	$1,141	$282
Supplemental schedule of non-cash financing activities:
Shares of common stock issued upon redemption of the 2024 Notes	—	4,578

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	June 27, 2025		March 28, 2025		June 28, 2024
Geography
Americas	$108,205	79%	$101,681	76%	$109,597	79%
EMEA	19,888	14%	23,172	18%	22,680	16%
APAC	9,934	7%	8,282	6%	6,463	5%
Total	$138,027	100%	$133,135	100%	$138,740	100%

Market
Service Provider	$94,851	69%	$94,202	71%	$104,429	75%
Broadcast and Media	43,176	31%	38,933	29%	34,311	25%
Total	$138,027	100%	$133,135	100%	$138,740	100%

			Six Months Ended
			June 27, 2025		June 28, 2024
Geography
Americas			$209,886	77%	$202,628	78%
EMEA			43,060	16%	46,240	18%
APAC			18,216	7%	11,932	4%
Total			$271,162	100%	$260,800	100%

Market
Service Provider			$189,053	70%	$191,122	73%
Broadcast and Media			82,109	30%	69,678	27%
Total			$271,162	100%	$260,800	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended June 27, 2025
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$86,918		$51,109		$138,027		$—	$138,027
Gross profit	40,412	(1)	34,249	(1)	74,661	(1)	(868)	73,793
Gross margin %	46.5%	(1)	67.0%	(1)	54.1%	(1)		53.5%

	Three Months Ended March 28, 2025
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$84,878		$48,257		$133,135		$—	$133,135
Gross profit	47,080	(1)	32,055	(1)	79,135	(1)	(561)	78,574
Gross margin %	55.5%	(1)	66.4%	(1)	59.4%	(1)		59.0%

	Three Months Ended June 28, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$92,937		$45,803		$138,740		$—	$138,740
Gross profit	44,236	(1)	29,494	(1)	73,730	(1)	(273)	73,457
Gross margin %	47.6%	(1)	64.4%	(1)	53.1%	(1)		52.9%

	Six Months Ended June 27, 2025
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$171,796		$99,366		$271,162		$—	$271,162
Gross profit	87,492	(1)	66,304	(1)	153,796	(1)	(1,429)	152,367
Gross margin %	50.9%	(1)	66.7%	(1)	56.7%	(1)		56.2%

	Six Months Ended June 28, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$171,834		$88,966		$260,800		$—	$260,800
Gross profit	81,730	(1)	56,063	(1)	137,793	(1)	(1,255)	136,538
Gross margin %	47.6%	(1)	63.0%	(1)	52.8%	(1)		52.4%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations" below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended June 27, 2025
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$138,027	$73,793	$69,923	$3,870	$(894)	$2,871
Stock-based compensation	—	868	(6,829)	7,697	—	7,697
Restructuring and related charges	—	—	(650)	650	—	650
Non-recurring advisory fees	—	—	(78)	78	—	78
Lease-related asset impairment and other charges (1)	—	—	(1,637)	1,637	—	1,637
Discrete tax items and tax effect of Non-GAAP adjustments	—	—	—	—	—	(2,633)
Total adjustments	—	868	(9,194)	10,062	—	7,429
Non-GAAP	$138,027	$74,661	$60,729	$13,932	$(894)	$10,300
As a % of revenue (GAAP)		53.5%	50.7%	2.8%	(0.6)%	2.1%
As a % of revenue (Non-GAAP)		54.1%	44.0%	10.1%	(0.6)%	7.5%
Diluted net income per share:
GAAP						$0.03
Non-GAAP						$0.09
Shares used in per share calculation:
GAAP and Non-GAAP						113,493
(1) Includes impairment charges of $0.4 million for right-of-use assets, $0.3 million for leasehold improvements, and $0.9 million related to the fair value of other unrecoverable facility costs.

	Three Months Ended March 28, 2025
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$133,135	$78,574	$68,447	$10,127	$(1,646)	$5,940
Stock-based compensation	—	561	(7,904)	8,465	—	8,465
Discrete tax items and tax effect of Non-GAAP adjustments	—	—	—	—	—	(1,018)
Total adjustments	—	561	(7,904)	8,465	—	7,447
Non-GAAP	$133,135	$79,135	$60,543	$18,592	$(1,646)	$13,387
As a % of revenue (GAAP)		59.0%	51.4%	7.6%	(1.2)%	4.5%
As a % of revenue (Non-GAAP)		59.4%	45.5%	14.0%	(1.2)%	10.1%
Diluted net income per share:
GAAP						$0.05
Non-GAAP						$0.11
Shares used in per share calculation:
GAAP and Non-GAAP						117,021

	Three Months Ended June 28, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$138,740	$73,457	$89,087	$(15,630)	$(805)	$(12,532)
Stock-based compensation	—	273	(6,681)	6,954	—	6,954
Restructuring and related charges	—	—	(11,482)	11,482	—	11,482
Non-recurring advisory fees	—	—	(406)	406	—	406
Lease-related asset impairment and other charges (1)	—	—	(9,000)	9,000	—	9,000
Non-cash interest expense related to convertible notes	—	—	—	—	338	338
Discrete tax items and tax effect of Non-GAAP adjustments	—	—	—	—	—	(6,369)
Total adjustments	—	273	(27,569)	27,842	338	21,811
Non-GAAP	$138,740	$73,730	$61,518	$12,212	$(467)	$9,279
As a % of revenue (GAAP)		52.9%	64.2%	(11.3)%	(0.6)%	(9.0)%
As a % of revenue (Non-GAAP)		53.1%	44.3%	8.8%	(0.3)%	6.7%
Diluted net income (loss) per share:
GAAP						$(0.11)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						115,030
Non-GAAP						116,690
(1) Includes impairment charges of $2.9 million for right-of-use assets, $4.2 million for leasehold improvements, and $1.9 million related to the fair value of other unrecoverable facility costs.

	Six Months Ended June 27, 2025
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$271,162	$152,367	$138,370	$13,997	$(2,540)	$8,811
Stock-based compensation	—	1,429	(14,733)	16,162	—	16,162
Restructuring and related charges	—	—	(650)	650	—	650
Non-recurring advisory fees	—	—	(78)	78	—	78
Lease-related asset impairment and other charges (1)	—	—	(1,637)	1,637	—	1,637
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(3,651)
Total adjustments	—	1,429	(17,098)	18,527	—	14,876
Non-GAAP	$271,162	$153,796	$121,272	$32,524	$(2,540)	$23,687
As a % of revenue (GAAP)		56.2%	51.0%	5.2%	(0.9)%	3.2%
As a % of revenue (Non-GAAP)		56.7%	44.7%	12.0%	(0.9)%	8.7%
Diluted net income per share:
GAAP						$0.08
Non-GAAP						$0.21
Shares used in per share calculation:
GAAP and Non-GAAP						115,256
(1) Includes impairment charges of $0.4 million for right-of-use assets, $0.3 million for leasehold improvements, and $0.9 million related to the fair value of other unrecoverable facility costs.

	Six Months Ended June 28, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$260,800	$136,538	$161,694	$(25,156)	$(1,817)	$(20,621)
Stock-based compensation	—	795	(13,082)	13,877	—	13,877
Restructuring and related charges	—	460	(14,519)	14,979	11	14,990
Non-recurring advisory fees	—	—	(755)	755	—	755
Lease-related asset impairment and other charges (1)	—	—	(9,000)	9,000	—	9,000
Non-cash interest expense related to convertible notes	—	—	—	—	567	567
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(8,907)
Total adjustments	—	1,255	(37,356)	38,611	578	30,282
Non-GAAP	$260,800	$137,793	$124,338	$13,455	$(1,239)	$9,661
As a % of revenue (GAAP)		52.4%	62.0%	(9.6)%	(0.7)%	(7.9)%
As a % of revenue (Non-GAAP)		52.8%	47.7%	5.2%	(0.5)%	3.7%
Diluted net income per share:
GAAP						$(0.18)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP and Non-GAAP						113,705
Non-GAAP						117,419
(1) Includes impairment charges of $2.9 million for right-of-use assets, $4.2 million for leasehold improvements, and $1.9 million related to the fair value of other unrecoverable facility costs.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands, except percentages)

	Three Months Ended June 27, 2025
	Broadband	Video
Income from operations	$8,585	$5,347
Depreciation	1,929	743
Other non-operating income, net	255	104
Adjusted EBITDA(1)	$10,769	$6,194
Revenue	$86,918	$51,109
Adjusted EBITDA margin % (1)	12.4%	12.1%

	Three Months Ended March 28, 2025
	Broadband	Video
Income from operations	$14,021	$4,571
Depreciation	1,964	756
Other non-operating expense, net	(124)	(48)
Adjusted EBITDA(1)	$15,861	$5,279
Revenue	$84,878	$48,257
Adjusted EBITDA margin % (1)	18.7%	10.9%

	Three Months Ended June 28, 2024
	Broadband	Video
Income (loss) from operations	$13,781	$(1,569)
Depreciation	2,133	1,093
Other non-operating income, net	406	213
Adjusted EBITDA(1)	$16,320	$(263)
Revenue	$92,937	$45,803
Adjusted EBITDA margin % (1)	17.6%	(0.6)%

	Six Months Ended June 27, 2025
	Broadband	Video
Income from operations (1)	$22,606	$9,918
Depreciation	3,893	1,499
Other non-operating income, net	131	56
Adjusted EBITDA(1)	$26,630	$11,473
Revenue	$171,796	$99,366
Adjusted EBITDA margin % (1)	15.5%	11.5%

	Six Months Ended June 28, 2024
	Broadband	Video
Income (loss) from operations (1)	$22,375	$(8,920)
Depreciation	4,119	2,192
Other non-operating income, net	227	114
Adjusted EBITDA(1)	$26,721	$(6,614)
Revenue	$171,834	$88,966
Adjusted EBITDA margin % (1)	15.6%	(7.4)%
(1) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the "Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation."

Harmonic Inc.
Preliminary Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands, except percentages)

	Three Months Ended
	June 27, 2025	March 28, 2025	June 28, 2024
Net income (loss) (GAAP)	$2,871	$5,940	$(12,532)
Provision for (benefit from) income taxes	105	2,541	(3,903)
Interest expense, net	1,253	1,474	1,424
Depreciation	2,672	2,720	3,226
EBITDA	6,901	12,675	(11,785)

Adjustments
Stock-based compensation	7,697	8,465	6,954
Restructuring and related charges	650	—	11,482
Non-recurring advisory fees	78	—	406
Lease-related asset impairment and other charges	1,637	—	9,000
Total consolidated segment adjusted EBITDA (Non-GAAP)	$16,963	$21,140	$16,057
Revenue	$138,027	$133,135	$138,740
Net income (loss) margin (GAAP)	2.1%	4.5%	(9.0)%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	12.3%	15.9%	11.6%

	Six Months Ended
	June 27, 2025	June 28, 2024
Net income (loss) (GAAP)	$8,811	$(20,621)
Provision for (benefit from) income taxes	2,646	(6,352)
Interest expense, net	2,727	2,147
Depreciation	5,392	6,311
EBITDA	19,576	(18,515)

Adjustments
Stock-based compensation	16,162	13,877
Restructuring and related charges	650	14,990
Non-recurring advisory fees	78	755
Lease-related asset impairment and other charges	1,637	9,000
Total consolidated segment adjusted EBITDA (Non-GAAP)	$38,103	$20,107
Revenue	$271,162	$260,800
Net income (loss) margin (GAAP)	3.2%	(7.9)%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	14.1%	7.7%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q3 2025 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income (Loss)
GAAP	$120	to	$135	$63	to	$73	$68	to	$70	$(5)	to	$3	$(4)	to	$—
Stock-based compensation expense	—			—			(8)			8			8
Restructuring and related charges	—			—			(1)			1			1
Tax effect of Non-GAAP adjustments	—			—			—			—			(3)	to	(1)
Total adjustments	—			—			(9)			9			6	to	8
Non-GAAP	$120	to	$135	$63	to	$73	$59	to	$61	$4	to	$11	$2	to	$8
As a % of revenue (GAAP)				52.5%	to	53.8%	56.7%	to	51.9%	(4.2)%	to	2.2%	(3.3)%	to	—%
As a % of revenue (Non-GAAP)				52.5%	to	53.8%	49.2%	to	45.2%	3.3%	to	8.1%	1.7%	to	5.9%
Diluted net income (loss) per share:
GAAP													$(0.04)	to	$—
Non-GAAP													$0.02	to	$0.07
Shares used in per share calculation:
GAAP													113.9	to	114.7
Non-GAAP													114.7
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q3 2025 Financial Guidance
	Broadband			Video
Income from operations	$3	to	$7	$1	to	$4
Depreciation	2		2	1		1
Segment adjusted EBITDA(2)	$5	to	$9	$2	to	$5
(1) Components may not sum to total due to rounding.
(2) Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net Income (Loss) to Consolidated Segment Adjusted EBITDA reconciliation on Financial Guidance."

Harmonic Inc.
Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q3 2025 Financial Guidance
Net income (loss) (GAAP)	$(4)	to	$—
Provision for (benefit from) income taxes	(2)		1
Interest expense, net	1		1
Depreciation	3		3
EBITDA	(2)	to	5

Adjustments
Stock-based compensation	8		8
Restructuring and related charges	1		1
Total consolidated segment adjusted EBITDA (Non-GAAP)	$7	to	$14
(1) Components may not sum to total due to rounding.